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                                                                      EXHIBIT 32

                              CERTIFICATION OF THE
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                               OF CYBERONICS, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350

         Robert P. Cummins, the Chief Executive Officer of Cyberonics, Inc. (the "Company"), and Pamela B. Westbrook, the Chief Financial Officer of Cyberonics, each hereby certifies that:

                  (a) the accompanying report on Form 10-Q for the quarter ended January 23, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report") by Cyberonics fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

                  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cyberonics.

Date: March 4, 2004

                               /s/ ROBERT P. CUMMINS
                               -------------------------------------------------
                               Robert P. Cummins
                               Chairman of the Board, President and Chief
                               Executive Officer (Principal
                               Executive Officer)

                               /s/ PAMELA B. WESTBROOK
                               -------------------------------------------------
                               Pamela B. Westbrook
                               Vice President, Finance and Administration
                               and Chief Financial Officer (Principal Financial and Accounting Officer)

         The certification set forth above is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Report accompanying this letter.

         A signed original of this written statement required by Section 906 has been provided to Cyberonics, Inc. and will be retained by Cyberonics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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